UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to 240.14a-12
MGM RESORTS INTERNATIONAL

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 14, 2011

MGM RESORTS INTERNATIONAL

Meeting Information
Meeting Type: Annual Meeting

For holders as of: April 21, 2011

Date: June 14, 2011              Time: 1:00 PM EDT
Location:	Grand Ballroom MGM Grand Detroit 1777 Third Street Detroit, Michigan 48226
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1.  Annual Report          2.  Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX   available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote
FOR the following:

1.	Election of Directors
	Nominees
01	Robert H. Baldwin	02	William A. Bible	03	Burton M. Cohen	04	Willie D. Davis	05	Alexis M. Herman
06	Roland Hernandez	07	Anthony Mandekic	08	Rose McKinney-James	09	James J. Murren	10	Daniel J. Taylor
11	Melvin B. Wolzinger

The Board of Directors recommends you vote FOR proposals 2 and 3.			The Board of Directors recommends you vote AGAINST the following proposal:
2	To ratify the selection of the independent registered public accounting firm for the year ending December 31, 2011;	7	Stockholder proposal if presented at the Annual Meeting
3	Advisory vote on executive compensation;

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4	Advisory vote on frequency of the stockholder advisory vote on executive compensation;

The Board of Directors recommends you vote FOR proposals 5 and 6.

5	To amend and restate the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 1,000,000,000;

6	To approve the Company’s Amended and Restated Annual Performance-Based Incentive Plan for Executive Officers; and

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NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Broadridge Internal Use Only

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